Exhibit 99.1

Giftify, Inc. Announces Strategic Acquisition of TakeOut7 to Expand Restaurant Technology and Digital Marketing Platform

Acquisition adds comprehensive restaurant ordering and AI-powered marketing solutions to Giftify’s digital commerce ecosystem

Combined platform connects over 185,000 restaurants with enhanced technology suite for independent operators

SCHAUMBURG, IL, June 05, 2025 (GLOBE NEWSWIRE) — Giftify, Inc. (NASDAQ: GIFT) (the “Company”), the owner and operator of CardCash.com and Restaurant.com, and a leader in the incentives and rewards industry, today announced the strategic acquisition of TakeOut7, a restaurant technology company offering comprehensive online ordering solutions through its TakeOut7 platform and AI-powered digital marketing services through its Platr platform, in an all stock transaction valued at 350,000 shares of Giftify common stock, expanding Giftify’s technology offerings to include end-to-end solutions for independent restaurants.

Key Highlights of the Acquisition

●	Adds TakeOut7’s comprehensive restaurant technology platform featuring both online ordering and AI-powered marketing solutions
●	TakeOut7’s ordering & marketing platforms has proven track record of generating $300M+ in trackable sales for restaurant clients
●	Expands Giftify’s restaurant network reach to over 185,000 establishments nationwide
●	Creates synergistic opportunities between Restaurant.com’s deal platform and TakeOut7’s technology solutions
●	Provides immediate access to established POS dealer network of 50+ sales offices across the US

Comprehensive Restaurant Technology Solution

TakeOut7 operates two complementary platforms that address critical needs for independent restaurants. The company’s flagship ordering platform utilizes an innovative “zero cost” business model, charging consumers a nominal $1.99 service fee while providing restaurants with a complete technology suite including online ordering, kitchen integration, payment processing, and delivery coordination. The platform’s AWS serverless architecture ensures scalability and reliability for restaurant partners.

The company’s Platr platform provides AI-powered digital marketing solutions that complement the ordering capabilities by offering comprehensive marketing services including website design, social media management, email campaigns, local search optimization, and customer satisfaction surveys. Together, TakeOut7’s dual platforms have connected over 1,500 restaurants with more than 20 million customers during the past five years.

Strategic Value and Market Opportunity

The acquisition positions Giftify to capture opportunities in the growing $1.5 billion restaurant digital marketing market, targeting approximately 200,000 independent restaurants with annual sales exceeding $1 million. The integrated solution addresses critical pain points for restaurant operators, with 90% expressing concern that lack of marketing hurts sales and 84% lacking time or budget for effective marketing initiatives.

Management Commentary

Ketan Thakker, Chief Executive Officer of Giftify, Inc., commented, “This strategic acquisition represents a significant expansion of our technology platform and market reach within the restaurant industry. By combining TakeOut7’s proven ordering technology with Platr’s AI-powered marketing solutions, we’re creating a comprehensive ecosystem that serves independent restaurants’ most critical operational needs while enhancing our value proposition to Restaurant.com partners.”

Thakker continued, “The synergies between our existing Restaurant.com platform and TakeOut7’s comprehensive technology solutions are substantial. We can now offer restaurant partners not just customer acquisition through deals and incentives, but also the complete technology infrastructure needed to manage online ordering, customer engagement, and digital marketing through both the TakeOut7 ordering platform and Platr marketing suite. This positions us as a true technology partner for independent restaurant operators.”

Enhanced Platform Capabilities

The acquisition brings advanced features including:

●	Integrated online ordering with real-time menu synchronization
●	AI-powered customer communication and marketing automation
●	Comprehensive analytics and reporting dashboard
●	POS system integrations with major providers
●	Multi-channel marketing campaigns across email, social media, and in-store promotions
●	Customer loyalty and retention programs

Financial Impact and Integration

TakeOut7’s combined platforms generate an average revenue of $2,500 per restaurant annually across their current client base. The company is operating near break-even, with the acquisition expected to contribute positively to Giftify’s financial performance immediately upon integration.

The Company expects to leverage its existing restaurant relationships and sales infrastructure to accelerate growth of TakeOut7’s dual-platform solution, targeting expanded market penetration among Restaurant.com’s network of over 184,000 restaurant partners.

About TakeOut7

TakeOut7 is a restaurant technology company offering two complementary platforms for independent restaurants. Its flagship online ordering platform is built on AWS serverless architecture, providing scalable, low-latency ordering solutions with integrated payment processing, kitchen management, and delivery coordination. The company’s Platr platform is an AI-enabled digital marketing solution designed specifically for restaurants, bars, and cafes, offering comprehensive services including website design, social media management, email marketing, local search optimization, and customer engagement tools. Together, these platforms enable restaurants to build and promote their brands while managing complete online operations without incremental advertising spend.

About Giftify, Inc.

Giftify, Inc. is a pioneer in the incentive and rewards industry with a focus on retail, dining & entertainment experiences, as the owner and operator of leading digital platforms, CardCash.com and Restaurant.com. CardCash.com is a leading secondary gift card exchange platform, allowing consumers and retailers to realize value by buying and selling gift cards at various scales. Restaurant.com is the nation’s largest restaurant-focused digital deals brand, connecting digital consumers, businesses and communities by offering thousands of dining, retail and entertainment deal options nationwide at over 184,000 restaurants and retailers.

For more information, visit: www.giftifyinc.com, www.cardcash.com, www.restaurant.com, and www.takeout7.com.

Forward-Looking Statements

Press Releases may include forward-looking statements. In particular, the words “believe,” “may,” “could,” “should,” “expect,” “anticipate,” “estimate,” “project,” “propose,” “plan,” “intend,” and similar conditional words and expressions are intended to identify forward-looking statements. Any statements made in this news release about an action, event or development, are forward-looking statements. Such statements are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company. Accordingly, you should not place undue reliance on these forward-looking statements. Although the company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that its forward-looking statements will prove to be correct. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward- looking statements in this press release are made as of the date hereof. The company takes no obligation to update or correct its own forward-looking statements, except as required by law or those prepared by third parties that are not paid by the company. Statements in this press release that are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although Giftify, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, Giftify, Inc. is unable to give any assurance that its expectations will be attained. Factors that could cause actual results to differ materially from expectations include the company’s ability identify a suitable business model for the corporation.

Investors Contacts: IR@giftifyinc.com